SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported:)  September 15, 1998
                                                         _________________



                      Chevy Chase Master Credit Card Trust II
               __________________________________________________
               (Exact name of registrant as specified in charter)





               Maryland                     33-14779           52-0897004
     ________________________________     ____________     ________________
     (State or other jurisdiction of      (Commission      (I.R.S. Employer
       incorporation or organization)      File No.)      Identification No)


            C/O CHEVY CHASE BANK, F.S.B.
            8401 Connecticut Avenue
            Chevy Chase, Maryland                              20815
     ________________________________________               __________
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code  (301) 986-7000
                                                         ________________


                                 Not Applicable
     _______________________________________________________________________
         (Former name, former address and former fiscal year, if changed since last report.)






Item 5. Other Events

Amendment of Pooling and Servicing Agreement

On June 18, 1998, the Pooling and Servicing Agreement dated as of June 1, 1995, as amended, by and among Chevy Chase Bank, F.S.B., as Transferor and Servicer (the "Bank"), CCB Holding Corporation, as Transferor ("CCBH"), and Bankers Trust Company, as Trustee, relating to the Chevy Chase Master Credit Card Trust II was amended by the Fourth Amendment dated as of June 18, 1998, by and among the Bank, CCBH and the Trustee.

Use of Proceeds

On June 5, 1998, Chevy Chase Master Credit Card Trust II (the "Issuer") commenced an offering of $468,000,000 of Series 1998-A Class A Floating Rate Asset Backed Certificates and $72,000,000 of Series 1998-A Class B Floating Rate Asset Backed Certificates (the "Securities") issued pursuant to the Series 1998-A Supplement dated as of June 1, 1998 to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended, each by and among Chevy Chase Bank, F.S.B., as Transferor and Servicer (the "Bank"), CCB Holding Corporation, as Transferor, and Bankers Trust Company, as Trustee. The offering is described in the Prospectus Supplement dated
June 11, 1998 to the Prospectus dated June 5, 1998, and the offering was made under the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 24, 1996, which became effective on November 12, 1996 and was assigned file number 333-14779.

The offering terminated on June 17, 1998 after the sale of all Securities registered. The managing underwriters of the offering were Credit Suisse First Boston Corporation, J.P. Morgan Securities, Inc. and Salomon Brothers, Inc. A Total of $540,000,000 of Securities were registered.
All securities registered were sold for an aggregate offering price to the public of $540,000,000.

In connection with the issuance and distribution of the Securities, from the date the offering commenced through the date the offering terminated, the Transferors paid underwriting commissions and discounts of $1,521,000, and incurred other expenses, including legal fees and costs and expenses paid to or for the underwriters, reasonably estimated to be $650,000.
All such other expenses were paid by direct or indirect payments to persons other than (i) directors, officers or general partners of the Issuer or the Transferors or their associates, (ii) persons owning ten percent or more of any class of equity securities of the Issuer or the Transferors and
(iii) affiliates of the Issuer or the Transferors. The total amount of expenses paid by the Transferors is estimated to be $2,171,000. After deducting the total expenses described above, the net offering proceeds to the Transferors are estimated to be $537,829,000.

Of the net offering proceeds received by the Transferors, $409,779,000 represented the purchase price of credit card receivables, $16,200,000 was used to fund an account for credit enhancement for the benefit of Series 1998-A and $112,500,000 was deposited into a pre-funding account.
On June 18, 1998, $34,500,000 of the funds deposited into the pre-funding account were applied to the purchase of additional credit card receivables. The $78,000,000 remaining in the pre-funding account is being held pursuant to the Series 1998-A Supplement for future purchases of additional credit card receivables.


Item 7.  Financial Statements and Exhibits

Exhibit 4 Fourth Amendment, dated as of June 18, 1998, to the Master Trust II Pooling and Servicing Agreement (incorporated by reference to Exhibit
          4.5 in the Form 8-A filed by the Registrants with the Securities and Exchange Commission on July 6, 1998).


    Exhibit 99.1  Monthly Report to Certificateholders dated
                   August 15, 1998 for Series 1995-A, Series 1995-C, Series 1996-A, Series 1996-C, and Series 1998-A.


                                   Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                                      Chevy Chase Master Credit Card Trust

                                By:   Chevy Chase Bank, F.S.B.
                              Originator of the Trust and Servicer



     Dated:  September 15, 1998  By:  _______________________________________

                                      Mark A. Holles
                                      Vice President